Income Taxes - Schedule of Significant components of the deferred income tax assets and liabilities (Detail) - Athena Technology Solutions Holdings, LLC [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred income tax assets:
Accrued expenses and other current liabilities	$ 227	$ 244
R&D costs	0	860
Intangible assets	110	0
Lease liabilities	134	143
NOL and tax credit carryforwards	1,436	783
Interest deduction carryforwards	1,053	781
Total deferred income tax assets	2,960	2,811
Less: valuation allowance	(2,907)	(2,431)	$ (1,631)
Total deferred income tax assets, net	53	380
Deferred income tax liabilities:
Intangible assets	0	(140)
ROU assets	(127)	(135)
Property and equipment	(16)	(51)
Total deferred income tax liabilities	(143)	(326)
Net deferred income tax (liabilities) assets	$ (90)	$ 54